UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                February 16, 2004

                         Date of earliest event reported


                       P.D.C. INNOVATIVE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



          Nevada                         0-27157                 65-0789306
(State or other jurisdiction          (Commission              (IRS Employer
 of incorporation)                     File Number)          Identification No.)


                 501 S. Dakota Avenue, Suite 1, Tampa, FL 33606
          (Address of principal executive offices, including zip code)


                                 (813) 258-0606
               Registrant's telephone number, including area code


               4411 NW 105th Terrace, Coral Springs, Florida 33065 (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant.
         --------------------------------

         On February 13, 2004, P.D.C. Innovative Industries, Inc. (referred to herein as the "Company") entered into a Plan of Reorganization and Merger Agreement (the "Merger Agreement") with P.D.C. Acquisition Corp., a wholly-owned subsidiary of the Company ("Company Sub"), Ragin' Ribs, Inc. ("RRI") and its wholly-owned subsidiary Ragin' Ribs Franchise Corp. ("RRFC"). Pursuant to the terms of the Merger Agreement, the following occurred as of February 16, 2004, the date articles of merger were filed with the Florida Secretary of State: (i) Company Sub merged with and into RRI (the "Surviving Corporation"), which became a wholly- owned subsidiary of the Company; (ii) the established offices and facilities of RRI became the established offices and facilities of the Surviving Corporation and the Company; (iii) each outstanding share of RRI common stock was converted into one share of Company Stock, and each outstanding share of RRI Class A Preferred Stock was converted into one share of Company Class A Preferred Stock; (iv) any shares of RRI common stock and RRI Class A Preferred Stock held in the treasury of RRI immediately prior to the effective time of the merger were automatically canceled and extinguished without any conversion thereof and no payment of any type was or shall be made with respect thereto;
(v) each share of Company Sub common stock issued and outstanding immediately prior to the effective time of the merger was converted into one share of common stock of the Surviving Corporation; and (vi) each warrant to purchase shares of RRI common stock became exercisable for one share of Company Stock for each one share of RRI Stock to which each such warrant related, without any adjustment in the exercise price per share or any other terms and conditions thereof.

         As a direct result of the merger, the former shareholders of RRI owned approximately 87% of the issued and outstanding shares of common stock of the Company (including 225,000 shares of the Company's common stock underlying warrants, but excluding shares of the Company's common stock which may be acquired upon conversion of 36,301 shares of the Company's Class A Preferred Stock as follows: six months after their acquisition of the Company's Class A Preferred Stock, holders thereof can convert, at their option, to common stock of the Company based on a 50% discount to the 30 day average closing price immediately prior to the conversion date).

         The following table represents the shares of the Company's common stock issued and outstanding immediately post-merger (excluding 205,000 shares of the Company's common stock underlying presently exercisable warrants at $.10 per share through November 30, 2006, 20,000 shares of the Company's common stock underlying presently exercisable warrants at $.50 per share through August 31, 2006 and shares of common stock underlying the Company's Class A Preferred Stock; see discussion above:

         Pre-merger Shareholders of the Company                6,291,794
         Former Shareholders of RRI                           43,941,800

         In connection with the merger, the officers and directors of RRI have become the officers, in their same prior capacities, and directors of the Company, the Bylaws as presently adopted will


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continue as the bylaws of the Company and the officers and directors of the
Company pre-merger have resigned.

         Immediately following the effective date of the merger, February 16, 2004, the Company had 50,233,594 shares of common stock issued and outstanding.

         The following table sets forth certain information regarding the beneficial ownership of the common stock of the Company as of the date hereof of
(1) each person who is known to the Company to own beneficially more than 5% of the Company's outstanding common stock; (2) each of the Company's directors and officers, and (3) all directors and officers of the Company as a group:

Name and Address of          Number of Shares        Percentage of Outstanding
Beneficial Owner (1)         Beneficially Owned (2)  Shares of Common Stock (3)
--------------------         ----------------------  --------------------------
James Cheatham (4)              32,618,218(5)                   65%
c/o Company
501 South Dakota Avenue
Suite 1
Tampa, Florida 33606

Paul Smith (6)                  12,618,218                      25%
c/o Company
501 South Dakota Avenue
Suite 1
Tampa, Florida 33606

Jay Ostrow (7)                         -0-                       0%
c/o Company
501 South Dakota Avenue
Suite 1
Tampa, Florida 33606

All officers and directors      45,236,436                      90%
as a group(3) persons

----------
(1) Each of the persons listed has sole voting, investment, and dispositive power, except as otherwise noted.
(2) Beneficial ownership has been determined in accordance with Rule 13d-3(d)(1)(i) under the Securities Exchange Act of 1934; such rule, generally, includes as beneficial owners of securities, among others, any person who directly or indirectly through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of such security within sixty days through a means including but not limited to the exercise of any option, warrant, right or conversion of a security.
(3) All percentages are based on 50,233,594 shares issued and outstanding as of the date hereof.
(4)      Mr. Cheatham is our Chief Executive Officer and a Director.


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(5)      Includes 30,000,000 shares owned by the James E. Cheatham Trust, a trust of which Mr. Cheatham is the settler, trustee and sole beneficiary. Does not include 100,000 shares owned by Joanne Cheatham, Mr. Cheatham's wife as Mr. Cheatham does not have voting power of such shares and disclaims beneficial ownership.
(6) Mr. Smith is our President, Secretary, Treasurer and a Director. Mr. Smith filed bankruptcy under Chapter 7 of the U.S. Bankruptcy Court on January 3, 2003 in the U.S. Bankruptcy Court, Northern District of Georgia. An Order of Discharge was issued on April 13, 2003.
(7)      Mr. Ostrow is our Chief Financial Officer.

         There are no arrangements known to the Company the operation of which may at a subsequent date result in a change of control of the Company.

         The Company will continue the operations of RRI, a food service franchising company based in Tampa, Florida, and has relocated its executive offices to RRI's facilities located in Tampa, Florida. The Company is presently considering continuing its efforts to gain U.S. Food & Drug Administration approval for its Hypo-Pro 2000 health field related product, and considering its efforts to commercialize such product; no assurances are given, however, that the Company will in fact continue such efforts for regulatory approval or commercialization of the Hypo-Pro 2000.

         While the Company is the legal surviving entity, for accounting purposes, the merger between RRI and Company Sub is being treated as a purchase business acquisition of the Company by RRI (commonly called a reverse acquisition) and a recapitalization of RRI. RRI is the acquirer for accounting and financial reporting purposes because the former stockholders of RRI received the larger portion of the common stockholder interests and voting rights in the combined enterprise when compared to the common stockholder interests and voting rights retained by the pre-merger stockholders of the Company. As a result of this accounting treatment, RRI will be recapitalized for accounting and financial reporting purposes to reflect the authorized stock of the legal surviving entity.

         The source of consideration used in connection with the above-described transactions were shares of the common stock and Class A Preferred Stock owned by RRI shareholders as well as warrants owned by certain RRI warrant holders.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         See Item 1. above.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a) Financial Statements. As of the date of filing of this current report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with
         Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after March 2, 2004.



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(b)      Pro-Forma Financial Information. As of the date of filing of this current report on Form 8-K, it is impracticable for the Company to provide the pro-forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after March 2, 2004.

(c)      Exhibits.

         Exhibit No.              Description
         -----------              -----------

         2.4                      Plan of Reorganization and Merger Agreement


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         P.D.C. INNOVATIVE INDUSTRIES, INC.


                                         By: /s/ Paul Smith
                                             ---------------------
                                             Paul Smith, President

Dated: March 2, 2004

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